SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 30, 2004



                               MOVADO GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)



               NEW YORK                0-22378                 13-2595932
(State or Other Jurisdiction         (Commission              (IRS Employer
        of Incorporation)            File Number)         Identification Number)

           650 FROM ROAD
        PARAMUS, NEW JERSEY                                       07652
(Address of Principal Executive Offices)                        (Zip Code)


       Registrant's telephone number, including area code: (201) 267-8000

                                 NOT APPLICABLE


          (Former name or former address, if changed since last report)


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ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

           On June 2, 2004, we issued a press release announcing results for the fiscal period ended April 30, 2004. A copy of the press release is furnished as
Exhibit 99.1 to this report.

           In the attached press release, we have presented results excluding the Ebel business. Our reported results for the first quarter of 2004 do not include the results of the Ebel Business. As such, we believe that the most meaningful comparison of financial results is to the comparable first quarter 2005 results excluding the Ebel business.

           The information in this Current Report shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


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                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           MOVADO GROUP, INC.



Date:  June 2, 2004                        By: /s/ Eugene Karpovich
                                               --------------------------------
                                               Name:  Eugene Karpovich
                                               Title: Senior Vice President and
                                                      Chief Financial Officer



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                                  EXHIBIT INDEX


99.1          Press Release, dated June 2, 2004